Bay View Securitization Corporation

Bay View 2002 LJ-1 Owner Trust
For Payment Date: November 25, 2002
For Collection Period: October 2002
For Determination Date: November 15, 2002

A. PRINCIPAL BALANCE RECONCILIATION			A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A	)	Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B	)	Beginning Period Principal Balance	49,506,610.24	129,000,000.00	171,000,000.00	87,410,907.00	20,431	436,917,517.24	436,917,517.24
(C	)	Collections (Regular Payments)	6,350,637.67	0.00	0.00	0.00	N/A	6,350,637.67	6,350,637.67
(D	)	Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(E	)	Collections (Principal Payoffs)	9,256,860.73	0.00	0.00	0.00	477	9,256,860.73	9,256,860.73
(F	)	Gross Charge Offs (Prior Mo. End Bal)	159,650.80	0.00	0.00	0.00	9	159,650.80	159,650.80
(G	)	Principal Reductions (Other)(Partial chg-off)	7,476.42	0.00	0.00	0.00	N/A	7,476.42	7,476.42
(H	)	Repurchases	570,770.15	0.00	0.00	0.00	27	570,770.15	570,770.15

(I	)	Ending Balance	33,161,214.47	129,000,000.00	171,000,000.00	87,410,907.00	19,918	420,572,121.47	420,572,121.47

(J	)	Certificate Factor	50.396982%	100.000000%	100.000000%	100.000000%	95.369883%	92.798323%	92.798323%

Notional Principal Balance: Class I
(L	)	Beginning	325,538,375.00
(M	)	Reduction	13,916,722.00
(N	)	Ending	311,621,653.00
Notional Principal Balance: Companion Component
(O	)	Beginning	111,379,142.24
(P	)	Reduction	2,428,673.77
(Q	)	Ending	108,950,468.47
B.		CASH FLOW RECONCILIATION	TOTALS
(A	)	CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS	19,431,702.16
(B	)	INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	32,182.92
(C	)	WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
		1) allocable to principal	0.00
		2) allocable to interest	0.00
(D	)	ADVANCES	521.90
(E	)	REPURCHASES	570,770.15
(F	)	GROSS CHARGE OFF RECOVERIES	72,091.44
(G	)	SPREAD ACCOUNT WITHDRAWAL	0.00
(H	)	Policy Draw for “I” Interest	0.00
(I	)	Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J	)	Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K	)	Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L	)	Policy Draw for “A-4” Interest or Ultimate Principal	0.00
		TOTAL COLLECTIONS	20,107,268.57
C.		TRUSTEE DISTRIBUTION	TOTAL
(A	)	TOTAL CASH FLOW	20,107,268.57
(B	)	DEPOSIT TO PAYAHEAD	21,786.07
(C	)	Indenture Trustee Fee	0.00
(D	)	UNRECOVERED INTEREST ADVANCES	65.16
(E	)	SERVICING FEE (DUE AND UNPAID)	364,097.93
(F	)	Standby Servicing Fee (not to exceed $50,000)	7,281.96
(G	)	Owner Trustee Fee (not to exceed $25,000)	0.00
(H	)	INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	78,658.32
(I	)	INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	259,075.00
(J	)	INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	416,100.00
(K	)	INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72
(L	)	Interest to “I” Certificate Holders, including Overdue	678,204.95
(M	)	PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	16,345,395.77
(N	)	PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(O	)	PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P	)	PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q	)	Policy Premium and Unreimbursed Draws	140,190.71
(R	)	Spread Account (up to the Requisite Amount)	1,534,179.99
(S	)	Additional Unpaid Standby Servicing Fee	0.00
(T	)	Additional Unpaid Indenture Trustee Fee	0.00
(U	)	Additional Unpaid Owner Trustee Fee	0.00
(V	)	Interests Advance Recovery Payments	0.00
(W	)	EXCESS YIELD	0.00

		BALANCE	0.00

D.		SPREAD ACCOUNT	SPREAD ACCOUNT
(A	)	BEGINNING BALANCE	9,487,082.30
(B	)	ADDITIONS TO SPREAD AMOUNT	1,534,179.99
(C	)	INTEREST EARNED	11,664.64
(D	)	DRAWS	0.00
(E	)	REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F	)	DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G	)	PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

(H	)	ENDING BALANCE	11,032,926.93

(I	)	REQUIRED BALANCE	21,028,606.07

(J	)	CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

Bay View Securitization Corporation

Bay View 2002 LJ-1 Owner Trust
For Payment Date: November 25, 2002
For Collection Period: October 2002
For Determination Date: November 15, 2002

E.		CURRENT RECEIVABLES DELINQUENCY
				NUMBER	BALANCE
		# PAYMENT DELINQUENCY
(A	)	31-60		27	404,651.39
(B	)	61-90		10	233,280.55

(C	)	TOTAL		37	637,931.94

(D	)	90+ days		0	0
F.		REPOSSESSIONS
(A	)	COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		30	631,741.58
(B	)	AGGREGATE REPOSSESSIONS		37	759,593.25
(C	)	UNLIQUIDATED REPOSSESSIONS		31	643,969.30
G.		PAYAHEAD RECONCILIATION
(A	)	BEGINNING BALANCE			141,283.11
(B	)	DEPOSIT			21,786.07
(C	)	WITHDRAWAL			0.00

(D	)	ENDING BALANCE			163,069.18

PERFORMANCE TEST
H.		DELINQUENCY RATIO (30+)	DELINQUENT
			MONTH	POOL	DELINQUENCY
		MONTH	BALANCE	BALANCE	%
(A	)	CURRENT	637,931.94	420,572,121.47	0.1517%
(B	)	1ST PREVIOUS	726,308.33	436,917,517.24	0.1662%
(C	)	2ND PREVIOUS	0.00	0.00	0.0000%

(D	)	THREE MONTH ROLLING AVERAGE	682,120.14	428,744,819.36	0.1591%

I.		CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
			BALANCE	BALANCE
(A	)	Defaulted Receivables (Current Period)	631,741.58
(B	)	Cumulative Defaulted Receivables (Prior Month)	127,851.67
(C	)	Cumulative Defaulted Receivables (Current Month)	759,593.25	453,210,907.00	0.17%
			MONTH	ORIGINAL POOL
J.		CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A	)	Collection Period Charge-Off receivables	167,127.22
(B	)	50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C	)	Aggregate Cram Down Losses during period	—
(D	)	Less: Recoveries (current month)	72,091.44
(E	)	Prior Period Adjustment	—
(F	)	Net Losses current period	95,035.78
(G	)	Prior Period cumulative net losses	7,726.53
(H	)	Cumulative Net Losses (current period)	102,762.31
(I	)	Total Defaults	631,741.58
(K	)	50% of defaulted Receivables (not included in Collection Period Charge-Off Receivables)	315,870.79
(L	)	Cumulative net losses including 50% of defaults	418,633.10	453,210,907.00	0.09%
K.		EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A	)	Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	738,931.24	420,572,121.47	0.18%
L.		LOCKBOX TEST		AMOUNT	NUMBER
(A	)	Total Payments to Lockbox (Current Month)		131,610.96	260
(B	)	Total Payments (Current Month)		19,503,793.60	20,440
(C	)	Lockbox Payment Percentage			1.27%
M.		FINANCIAL COVENANTS
(A	)	Monthly BVAC capital (at least $50MM)			0
(B	)	Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		*	n/a
(C	)	Monthly BVAC net worth (at least $20MM)			0

     * Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank.

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		AVP, Assistant Controller
Bay View Securitization Corp		Bay View Acceptance Corp